FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 24, 1998

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                                RDO EQUIPMENT CO.

             (Exact name of registrant as specified in its charter)

          Delaware                  1-12641                      45-0306084
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                           2829 South University Drive
                            Fargo, North Dakota 58103
               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code: (701) 297-4288

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

CAUTIONARY STATEMENT REGARDING FUTURE RESULTS, FORWARD-LOOKING INFORMATION AND CERTAIN IMPORTANT FACTORS

RDO Equipment Co. (the "Company") occasionally makes written or oral statements regarding its business and prospects, such as projections of future performance, statements of management's plans and objectives, forecasts of market trends, and other matters which are forward-looking statements. Statements containing the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions identify forward-looking statements, which may appear in documents, reports, filings with the Securities and Exchange Commission (the "SEC"), news releases, and written or oral presentations made by officers or other representatives of the Company to analysts, stockholders, investors, news organizations and others. No assurance can be given that the results reflected in any forward-looking statements will be achieved. Any forward-looking statement made by or on behalf of the Company speaks only as of the date on which such statement is made. The Company does not undertake any obligation to update or keep current either (i) any forward-looking statement to reflect events or circumstances arising after the date of such statement, or (ii) the important factors that could cause the Company's future results to differ materially from historical results or trends, results anticipated or planned by the Company, or which are reflected from time to time in any forward-looking statement which may be made by or on behalf of the Company.

In addition to other matters identified or described by the Company from time to time in filings with the SEC, there are several important factors that could cause the Company's future results to differ materially from historical results or trends, results anticipated or planned by the Company, or results which are reflected from time to time in any forward-looking statement which may be made by or on behalf of the Company. Some of these important factors, but not necessarily all important factors, include the following:

1. Dependence Upon Deere & Company ("Deere"). The Company is an authorized dealer of Deere construction and agricultural equipment and parts in its Deere designated areas of responsibility and store locations, and the Company's acquisition strategy includes the acquisition of additional Deere areas of responsibility and store locations. A substantial portion of the Company's new equipment sales represent sales of new equipment supplied by Deere and a substantial portion of the Company's sales from parts and service also are directly related to Deere equipment. The Company depends on Deere for floor plan financing to finance a substantial portion of its inventory. In addition, Deere provides a significant percentage of the financing used by the Company's customers to purchase Deere equipment from the Company. Deere also provides incentive programs and discount programs from time to time which enable the Company to price its products more competitively. In addition, Deere conducts promotional and marketing activities on national, regional and local levels. Due to the Company's dependence on Deere, the Company believes that its success depends, in significant part, on (i) the overall success of Deere, (ii) the availability and terms of floor plan financing and customer financing from Deere, (iii) the incentive and discount programs provided by Deere and its promotional and marketing efforts for its construction and agricultural products, (iv) the goodwill associated with Deere trademarks, (v) the introduction of new and innovative products by Deere, (vi) the

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manufacture and delivery of competitively-priced, high quality equipment and parts by Deere in quantities sufficient to meet the requirements of the Company's customers on a timely basis, and (vii) the quality, consistency and management of the overall Deere dealership system. If Deere does not provide, maintain or improve any of the foregoing, there could be a material adverse effect on the Company's results of operations.

2. Deere Termination Rights. Under an agreement with Deere, Deere has the right to terminate the Company's dealer appointments immediately if Ronald D. Offutt, the Company's Chairman, Chief Executive Officer and principal stockholder, ceases to (i) own or control in excess of 50% of the outstanding voting power, or whatever greater percentage is required to control corporate actions that require a stockholder vote, and (ii) own at least 35% of the outstanding Common Stock. Deere also has a right to terminate the Company's dealer appointments in the event of Mr. Offutt's death; however, Deere cannot exercise this right to terminate if at that time, (i) there is in place an ownership succession plan approved by Deere, (ii) the Company and Deere have identified events which would thereafter constitute changes of control of the Company entitling Deere to terminate the dealer appointments, (iii) the Company and each of its Deere stores are under continuing management acceptable to Deere, (iv) there is no existing breach and no grounds for termination exist with respect to any of the Company's agreements with Deere, including the ownership requirements, and (v) Deere in its sole discretion has determined that each of the Company's Deere areas of responsibility and store locations justifies the continuation of the Deere appointment for such area or location.

In the event of Mr. Offutt's death, Deere thereafter has the right to terminate the Company's dealer appointments upon the occurrence of a "change of control." A "change of control" is defined for these purposes as (i) the sale, lease, exchange or other transfer of substantially all of the Company's assets, (ii) a merger, consolidation, reorganization or similar transaction in which the Company's stockholders do not own more than 50% of the voting power of the surviving entity (provided that if they own more than 50% but less than 80% of the voting power, the merger must be approved by a majority of the directors who were directors at the time of Mr. Offutt's death or subsequent directors whose election has been approved by existing directors ("Continuity Directors")),
(iii) a vote by the stockholders to approve a transaction set forth in (i) or
(ii), (iv) the acquisition by a person other than Mr. Offutt or his heirs of 50% or more of the voting power of the Company (20% if such acquisition has not been approved by a majority of the Continuity Directors), (v) a change in the corporate executive officers without Deere's approval, or (vi) if Continuity Directors cease to constitute a majority of the Company's Board of Directors.

In addition, Deere is entitled to terminate the Company's dealer appointments on one year's notice if the equity-to-assets ratio of the Company's Deere dealer operations is below 25% as calculated by Deere based on the Company's fiscal year end audit, provided that the Company has not cured such deficiency within 180 days of such fiscal year end. A subsidiary of the Company which is not engaged in Deere dealer operations can be included in this calculation if the Company has guaranteed or otherwise become responsible for the financial obligations of the subsidiary. In addition, without regard to any subsequent attempts to cure, upon one year's notice Deere may terminate dealer appointments for which the Company fails to meet certain performance criteria and market share objectives for each of its agricultural stores, including developing and achieving Deere-approved business plans. The Company's Deere construction operations also must maintain overall and core product market share and product support standards at a level greater

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than the level corresponding to the 50th percentile of all of Deere's United
States construction dealers and may be terminated upon one year's prior written notice without regard to any subsequent attempts to cure. Acquired operations that are performing below these levels at the time the acquisition is completed have a three-year grace period to meet these standards. In addition, Deere can terminate the Company's Deere agricultural dealer appointments for cause or if Deere determines that there is not sufficient market potential to support a dealership in a particular location upon prior written notice to the Company of 180 days. The Company's dealer appointments terminate immediately upon the commencement of the dissolution or liquidation of the Company or a sale of a substantial part of the business, change in the location of a dealership without Deere's prior written consent, or a default under any security agreement with Deere. The appointments also may be terminated upon the revocation or discontinuance of any guaranty of Mr. Offutt or the Company to Deere, unless replaced by a letter of credit acceptable to Deere.

Termination of certain or all of the Company's Deere dealer appointments would have a material adverse effect on the results of operations and financial condition of the Company.

3. Deere Dealership Agreements - Other Provisions. The Company operates its Deere construction and agricultural stores pursuant to its agreements with Deere, including Deere's customary construction or agricultural dealership agreements for each of the Company's construction areas of responsibility and agricultural store locations. These agreements impose a number of restrictions and obligations on the Company with respect to its operations, including a prohibition on carrying construction products which are competitive with Deere products, and an obligation to maintain suitable facilities, provide competent management, actively promote the sale of Deere equipment in the Company's designated areas of responsibility, fulfill the warranty obligations of Deere, provide service and maintain sufficient parts inventory to service the needs of its customers, maintain inventory in proportion to the sales potential in each of the Company's designated areas of responsibility, maintain adequate working capital, and maintain stores only in authorized locations. The Company also cannot engage in discussions to acquire other Deere dealerships without Deere's prior written consent, which Deere may withhold in its sole discretion. In addition, Deere has the right to have input into the selection of the Company's management personnel, including store managers, and to have input with respect to the selection of nominees to the Company's Board of Directors and the removal of directors. The prior consent of Deere is required for the opening of any store within the Company's designated areas of responsibility and for the acquisition of any other Deere dealership. There can be no assurance that any such consent will be given by Deere. In addition, the Company is prohibited from making acquisitions, initiating new business activity, paying dividends, repurchasing its capital stock, or making any other distributions to stockholders if the Company's equity-to-assets ratio is below 30%, as calculated under the Deere agreements, or if such ratio would fall below 30% as a result of such action.

The Company's Deere dealer appointments are not exclusive. Deere could appoint other dealers in close proximity to the Company's existing stores. The areas of responsibility assigned to the Company's construction dealerships can be reduced by Deere upon 120 days' prior written notice. In addition, the dealer agreements can be amended at any time without the Company's consent, so long as the same amendment is made to the dealer agreements of all other Deere dealers. Deere also has the right to sell directly to federal, state and local governments, as well as national accounts. To the extent Deere appoints other dealers in the Company's markets, reduces the

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areas of responsibility relating to the Company's construction stores, amends the dealer agreements, or sells substantial amounts of equipment directly to government entities and national accounts, the Company's results of operations and financial condition could be adversely affected.

4. Effects of Downturn in General Economic Conditions; Cyclicality, Seasonality and Weather. The Company's business, and particularly the sale of new equipment, is dependent on a number of factors relating to general economic conditions worldwide and locally, including agricultural industry cycles, construction spending, federal, state, and local government spending on highways and other construction projects, new housing starts, interest rate fluctuations, economic recessions, customer business cycles, and customer confidence in the economy. Accordingly, the Company's financial condition and results of operations may be materially and adversely affected by any general downward economic pressures, or adverse cyclical trends. The ability to finance affordable purchases, of which the interest rate charged is a significant component, is an important part of a customer's decision to purchase equipment. Interest rate increases may make equipment purchases less affordable for customers and, as a result, the Company's revenues and profitability may decrease. To the extent the Company cannot pass on to its customers the increased costs of its own inventory financing resulting from increased interest rates, its net income also may decrease. As a result of all of the foregoing, the Company's results of operations have in the past and in the future are expected to continue to fluctuate from quarter to quarter and year to year.

The Company generally experiences lower levels of equipment sales during the period from November through April, impacting the first and fourth quarters of each fiscal year, due to the crop growing season and winter weather conditions in the Midwest. Typically, farmers purchase agricultural equipment immediately prior to planting or harvesting crops, which occurs during the Company's second and third fiscal quarters. As a result, sales of agricultural equipment generally are lower in the first and fourth fiscal quarters. Winter weather in the Midwest also limits construction to some degree and, therefore, also typically results in lower sales of construction equipment in the first and fourth fiscal quarters.

The Company's results of operations have been and are expected to be affected by weather. Climatic phenomena such as El Nino, and severe weather such as extreme cold and snowfall in the winter and major flooding in the spring or summer, can adversely impact agricultural and construction activity resulting in delayed delivery of wholegoods and servicing of equipment or in decreased demand for the Company's products and services and a corresponding delay or loss in revenues. To the extent adverse weather occurs, the Company's results of operations and financial condition could be adversely affected.

5. Risks Associated with Expansion. The Company believes a significant portion of its future growth will depend on its ability to acquire additional dealerships and to finance future acquisitions, new stores and internal growth. In pursuing its acquisition strategy, the Company will face risks commonly encountered with growth through acquisitions. These risks include incurring significantly higher than anticipated capital expenditures and operating expenses, failing to assimilate the operations and personnel of acquired dealerships, disrupting the Company's ongoing business, dissipating the Company's management resources, failing to maintain uniform standards, controls and policies, and impairing relationships with employees and customers as a result of changes in management. Realization of the full benefit of the Company's strategies, operating model and systems as to an acquired dealership may take several years. There can be

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no assurance that the Company will be successful in overcoming these risks or any other problems encountered with acquisitions. To the extent the Company does not successfully avoid or overcome the risks or problems related to acquisitions, the Company's results of operations and financial condition could be adversely affected. Acquisitions also will have a significant impact on the Company's financial position and capital needs, and could cause substantial fluctuations in the Company's quarterly and yearly results of operations. Acquisitions could include significant goodwill and intangible assets, resulting in substantial amortization charges to the Company that would reduce stated earnings.

Generally, the acquisition of an equipment dealership or the opening of a new dealership store requires the equipment manufacturer's consent. The manufacturer typically evaluates management, performance and capitalization of a prospective acquiror or existing dealer, as the case may be, in determining whether to consent to the purchase of a dealership or approve the opening of a new store. The positions of the manufacturer with respect to publicly traded dealers and to dealer consolidation are also important. There can be no assurance that a manufacturer will consent to any future acquisitions or store openings proposed by the Company.

6. Acquisition and Opening of Deere Dealerships. As discussed above, the Company cannot engage in discussions to acquire other Deere dealerships without Deere's prior written consent, which Deere may withhold in its sole discretion. In addition, the acquisition of a Deere dealership or the opening of a new Deere store requires Deere's consent. From time to time since the Company's formation in 1968, Deere has withheld its consent to acquisitions proposed by the Company or by other Deere dealers expressing an interest in being acquired by the Company. Since the Company's initial public offering in January 1997, the percentage of proposed acquisitions rejected by Deere has increased. Although the Company believes that Deere wants fewer, better capitalized dealers to achieve higher sales and better customer service, there can be no assurance that Deere will approve any future acquisitions or store openings proposed by the Company.

Deere has informed the Company that there are limits as to acceptable ownership concentration of Deere dealerships. The Company believes that Deere's current restriction for consolidation by any one dealer of Deere construction dealerships is 10 percent to 15 percent of Deere's market potential in the United States. Market potential is determined by Deere and represents potential sales for construction equipment products sold by Deere. Deere has informed the Company that the market potential for the Deere areas of responsibility being served by the Company's construction dealerships is approximately 7 percent. No similar restriction has been communicated by Deere to the Company with respect to agricultural dealerships. Accordingly, there can be no assurance that Deere will allow ownership concentration of Deere dealerships beyond a certain level or that Deere will consent to any future acquisition or store opening.

7. Management of Growth. The Company has grown significantly in recent years and its business plan is designed to continue growth through acquisitions, opening new stores and internal growth. Management has expended, and expects to continue to expend, significant time and effort in evaluating, completing and integrating acquisitions, opening new stores, and supporting internal growth. There can be no assurance that the Company's systems, procedures and controls will be adequate to support the Company's operations as they expand. Any future growth also will impose significant added responsibilities on members of senior management, including the need to

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identify, recruit and integrate new senior level managers and executives. There can be no assurance that such additional management will be identified and retained by the Company. If the Company is unable to manage its growth efficiently and effectively, or is unable to attract and retain additional qualified management, there could be a material adverse effect on the Company's financial condition and results of operations.

8. Availability of Acquisition Candidates; Need for Additional Capital. The Company's ability to continue to grow through the acquisition of additional dealerships, stores or other businesses will be dependent upon (i) the availability of suitable acquisition candidates at an acceptable cost, (ii) receiving the manufacturer's approval of acquisitions as required or appropriate, (iii) the Company's ability to compete effectively for available acquisition candidates, and (iv) the availability of capital to complete the acquisitions. Expansion of the Company through new store openings and internal growth also will require significant capital expenditures. The Company expects that its growth strategy will affect short-term cash flow and net income as the Company increases the amount of its indebtedness and incurs expenses to make acquisitions, open new stores, expand its rental fleet and increase its inventory. The Company intends to finance growth with its current working capital, with cash generated from operations, through the incurrence or assumption of indebtedness, and through the issuance of Class A Common Stock, Preferred Stock, other forms of equity, or debt securities. Using cash to finance acquisitions, new stores and internal growth could substantially limit the Company's financial flexibility, using debt could result in financial covenants that limit the Company's operating and financial flexibility, and using equity may result in significant dilution of the interest in the Company of the stockholders at that time. There can be no assurance that the Company will be able to obtain additional capital on acceptable terms. To the extent the Company is limited in its ability to make acquisitions, open new stores or to grow internally for any reason, the Company's growth, financial condition and results of operations could be adversely affected.

The use of cash, debt or equity to finance acquisitions, new stores and internal growth also could be limited by provisions in its agreements with Deere, which give Deere the right to terminate the Company's dealer appointments if Mr. Offutt ceases to (i) own or control in excess of 50% of the outstanding voting power, or whatever greater percentage is required to control corporate actions requiring a stockholder vote, and (ii) own at least 35% of the outstanding Common Stock, and which requires that the Company meet the required equity-to-asset ratio upon completion of each acquisition.

9. Substantial Inventory Financing Requirements. The sale of equipment requires substantial inventories of equipment and parts to be maintained at each store in order to facilitate sales to customers on a timely basis. The Company generally purchases its inventories of equipment with the assistance of floor plan financing programs offered by the manufacturers of such equipment and through financing arrangements available to the Company by an affiliate of Deere, by commercial lenders and by financing institutions controlled by Mr. Offutt. As the Company grows, whether through acquisitions, opening new stores or internal growth, its inventory requirements will increase and, as a result, the Company's financing requirements also will increase. In the event that the Company's available financing sources are not sufficient to satisfy its future requirements, the Company would be required to obtain additional financing from other sources. While the Company believes that it could obtain additional financing or alternative financing if required, there can be no assurance that such financing could be obtained on

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commercially reasonable terms. To the extent such additional financing cannot be obtained on commercially reasonable terms, the Company's growth and results of operations could be adversely affected.

10. Competition. The Company anticipates that its operations will continue to face strong, and perhaps increasing, competition. The Company's construction stores compete with distributors of construction equipment from suppliers other than Deere such as Case Corporation ("Case"), Caterpillar Inc. ("Caterpillar"), and Komatsu Corporation. The Company's agricultural stores compete with distributors of agricultural equipment from suppliers such as Agco Corporation, Case, Caterpillar, and New Holland, N.V., a subsidiary of Fiat. Some of these competitors may be larger and have substantially greater capital resources than the Company. The Company's Deere stores also compete to a degree with other Deere dealerships. Competition among distributors of equipment can be intense and is primarily based on the price, value, reputation, quality and design of the products offered by the dealer, the customer service and equipment servicing provided by the dealer, and the accessibility of stores. Although the Company believes that it is competitive in all of these categories, there can be no assurance that the Company will remain competitive in general or in any particular area in which the Company has operations. To the extent competitors of the Company's suppliers provide their distributors with more innovative and/or higher quality products, better pricing or more favorable customer financing, or have more effective marketing efforts, the Company's ability to compete and its financial condition and results of operations could be adversely affected. In addition, to the extent products sold by the Company are not as competitive or in demand as those of suppliers not used by the Company, the Company's results of operations could be adversely affected. With respect to construction equipment rental operations, there are a number of significant competitors, including equipment rental companies, equipment dealers and a rental joint venture in which Deere participates in the Southwest.

Economic conditions worldwide can impact competition in the geographic areas where the Company does business. For example, the recent downturn in the economies of many Asian countries could result in an increased supply of equipment in other markets with a corresponding increase in competitive pressures such as lower equipment prices. To the extent the Company experiences increased competition, the Company's results of operations and financial condition could be adversely affected.

11. Dependence upon Key Personnel. The Company believes its success depends, in large part, upon the continued services of Mr. Offutt, Chairman and Chief Executive Officer, Paul T. Horn, President and Chief Operating Officer, and Allan F. Knoll, Chief Financial Officer. The loss of any of these individuals could materially and adversely affect the Company. The Company does not maintain key person life insurance on any of these individuals. Mr. Horn became an employee of the Company in October 1996 and has spent substantially all of his time on the business of the Company. Messrs. Offutt and Knoll spent approximately one-half and two-thirds of their time, respectively, on Company-related activities during fiscal 1998. The balance of their time is spent on activities for R. D. Offutt Company ("Offutt Co.") and other entities wholly or substantially owned, controlled and/or managed by Mr. Offutt (collectively, the "Offutt Entities"). Messrs. Horn and Knoll also are stockholders and serve as officers and directors of Offutt Co. and many of the Offutt Entities.

THE FOREGOING FACTORS ARE NOT EXHAUSTIVE AND NEW FACTORS MAY EMERGE, OR CHANGES TO THE FOREGOING FACTORS MAY OCCUR, WHICH WOULD IMPACT THE COMPANY'S BUSINESS.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     RDO EQUIPMENT CO.
                                       (Registrant)


Dated: April 24, 1998                By: /s/ Allan F. Knoll

                                         Allan F. Knoll
                                         Chief Financial Officer